Exhibit 10.19

EXECUTION COPY

RELEASE AGREEMENT

DATED 12 MAY 2006

between

DEUTSCHE BANK AG LONDON

THE FINANCE PARTIES

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as Releasing Parties

and

KABEL DEUTSCHLAND GMBH

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

as Released Parties

Allen & Overy LLP

This RELEASE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  DEUTSCHE BANK AG, a stock corporation (Aktiengesellschaft) incorporated under the laws of the Federal Republic of Germany, having its corporate seat in Frankfurt am Main, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Frankfurt am Main under registration number HRB 30000, acting through its London branch at 1 Great Winchester Street, London, EC2A 2DB, United Kingdom, which is registered in England with number BR000005,

(the Security Agent);

(2)                                  THE OTHER FINANCE PARTIES (as defined in the Security Documents (as defined below)),

(the Finance Parties);

(3)                                  LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organiced under the laws of the State of New York, 767 Third Avenue, 31st Floor, New York, NY 10017,

(the High Yield Notes Trustee)

(4)                                  KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration Number HRB 145837,

(KDG);

(5)                                  KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902,

(KDVS);

(6)                                  KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring, (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369; and

(7)                                  KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring, (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471.

(8)                                  The Security Agent, the High Yield Notes Trustee and the other Finance Parties are hereinafter collectively referred to as the Releasing Parties.

Each of the parties listed in (4) to (7) (each inclusive) is hereinafter referred to as a Released Party and collectively referred to as the Released Parties.

The Releasing Parties and the Released Parties are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              By and subject to the terms of a EUR 2,600,000,000 (the Senior Debt) senior credit agreement dated 29 March 2004, as amended, restated, novated or supplemented from time to time, made between, amongst others, Kabel Deutschland GmbH as obligor, Citigroup Global Markets Limited, Deutsche Bank AG London, Goldman Sachs International and Morgan Stanley Senior Funding, Inc. as mandated lead arrangers and Deutsche Bank AG London as facility agent and security agent (the Senior Credit Agreement), certain credit facilities were made available to the Borrower(s) (as defined in the Senior Credit Agreement). In order to secure the obligations under the Senior Credit Agreement, certain first ranking security interests were created (the First Priority Security).

(B)                                Pursuant to an Indenture dated 2 July 2004 among Kabel Deutschland GmbH as issuer, Kabel Deutschland Vertrieb und Service GmbH & Co. KG and Kabel Asset GmbH & Co. KG as guarantors and Law Debenture Trust Company of New York as trustee (the Indenture),   EUR 250,000,000 10.750% Notes Due 2014 and USD 610,000,000 10.635% Notes Due 2014 (the High Yield Notes) were issued;

(C)                                Amongst others, the Released Parties and the Security Agent entered into the agreements listed in Schedule 1 to this Agreement (each a Security Document and collectively the Security Documents) in order to create second priority interests to secure the obligations under the High Yield Notes and other Finance Documents (as defined in each of the Security Documents).

(D)                               Additionally, pursuant to a priority agreement dated 29 March 2004 (the Priority Agreement) as amended and restated from time to time between, amongst others, KDG, Old KDVS (as defined below), Deutsche Bank AG London as Bridge Agent and as Senior Agent and the Security Agent, the Senior Creditors (as defined therein), the Bridge Creditors (as defined therein), the Hedging Banks (as defined therein) and the Investors (as defined therein), the parties agreed that if a Senior Refinancing (as defined therein) occurs (and to the extent the First Priority Security is released, in connection with the Senior Refinancing) and in order to secure the new Senior Debt on a first ranking basis, the Security Agent is authorised to release security interests created under the Security Documents and shall, immediately after such security interests are granted in respect of the new Senior Debt, re-take the released security interests in existence immediately prior to the Senior Refinancing on a second priority basis.

(E)                                 A Senior Refinancing is to occur and all First Priority Securities will be released. Therefore, the Releasing Parties wish to release the security interests created under the Security Documents for the purposes of allowing a first priority security interest to be created and in the understanding that  the security interests hereby released will be granted again by the Released Parties immediately after the Senior Refinancing occurs or after it is clear that it will not occur.

(F)                                 Since the date of signing of the Security Documents certain mergers and other restructuring steps have been undertaken in the Group (as defined in the Security Documents). KDVS (formerly known as Kabel Asset GmbH & Co. KG) became, as the result of a hive down (“Abspaltung und/oder Ausgliederung”), the holder of certain assets previously held and/or owned by Kabel Deutschland Vertrieb und Service GmbH and Co. KG that was registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Cologne under registration number HRA 20953 and - after relocation of its corporate seat (Sitz) – it was registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich under registration number HRA 84054 (Old KDVS). After such hive down Old KDVS was merged into KDG. Accordingly, the security interests created under the Security Documents by Old KDV will be released, assigned and transferred (each as applicable) to the surviving entity of such merger or restructuring step.

IT HAS BEEN AGREED as follows:

1.                                      DEFINITIONS

1.1                               In this Agreement:

Terms defined in the Senior Credit Agreement and not otherwise defined herein shall have the same meaning in this Agreement.  Terms defined in the recitals to this Agreement shall have the same meaning when used in the rest of this Agreement.

1.2                               Construction

(a)                                  Where the context so admits, the singular includes the plural and vice versa.

(b)                                 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(c)                                  Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(d)                                 References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      RELEASE

With immediate effect, each of the Releasing Parties hereby releases (Aufhebung des Pfandrechts) any and all pledges constituted under the Security Documents pursuant to Section 1255 of the German Civil Code (Bürgerliches Gesetzbuch).

3.                                      EXPENSES

Each of the Released Parties shall jointly and severally reimburse the Security Agent on demand for all charges and expenses reasonably incurred by them in connection with the entry into and performance of this Agreement (including, but not limited to, the fees and expenses of legal advisers), together with applicable value added taxes.

4.                                      COUNTERPARTS

This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

5.                                      PARTIAL INVALIDITY; WAIVER

5.1                               Waiver

No failure to exercise, nor any delay in exercising, on the part of the Releasing Parties, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

5.2                               Invalidity

If any provision of this Agreement or any part thereof is or becomes illegal, invalid or unenforceable, that will not affect the legality, validity or enforceability of any other terms of this Agreement.  The illegal, invalid or unenforceable provision shall be replaced by that term which best meets the intent of the replaced provision.

6.                                      AMENDMENTS

Changes to and amendments of this Agreement, including this Clause 6 (Amendments), shall be made in writing.

7.                                      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

8.                                      JURISDICTION

The place of jurisdiction for each of the Parties shall be Frankfurt am Main, Federal Republic of Germany.  The Security Agent and/or the New Security Agent, however, shall also be entitled to take legal action against any Released Party before any other competent court of law having jurisdiction over such Released Party or any of its assets.

SCHEDULE 1

LIST OF SECURITY DOCUMENTS

PART 1

SHARE PLEDGE AGREEMENTS

1.                                       Secondary Share Pledge Agreement dated 1 July, 2004 between Kabel Deutschland GmbH as pledgor, Deutsche Bank AG as high yield notes security trustee and/or bridge facility security agent, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the shares in Kabel Deutschland Verwaltungs GmbH;

2.                                       Secondary Share Pledge Agreement dated 27 July 2004 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the Shares in Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH; and

3.                                       Secondary Share Pledge Agreement dated 27 July 2004 between Kabel Asset GmbH & Co. KG as Pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH i. Gr.

PART 2

INTEREST PLEDGE AGREEMENTS

4.                                       Secondary Interest Pledge Agreement dated 27 July 2004 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the interests in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG;

5.                                       Secondary Interest Pledge Agreement dated 27 July 2004 between Kabel Asset GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the interests in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG;

6.                                       Secondary Interest Pledge Agreement dated 27 July 2004 between Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the interests in Kabel Asset GmbH & Co. KG;

7.                                       Secondary Interest Pledge Agreement dated 27 July 2004 between Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG;

8.                                       Secondary Interest Pledge Agreement dated 27 July 2004 between Kabel Asset GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG;

9.                                       Secondary Interest Pledge Agreement dated 1 July 2004 between Kabel Deutschland GmbH  as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG; and

10.                                 Secondary Interest Pledge Agreement dated 1 July, 2004 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor, Deutche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to the shares in Kabel Asset GmbH & Co. KG.

PART 3

COMPENSATION CLAIMS PLEDGE AGREEMENTS

1.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Asset GmbH & Co. KG;

2.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG;

3.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Asset GmbH & Co. KG;

4.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Asset GmbH & Co. KG as pledgor, Deutsche Bank AG as Security Trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vermögen GmbH & Co. KG;

5.                                       Agreement  on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Asset GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG;

6.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein) relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vermögen GmbH & Co. KG;

7.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland GmbH as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Asset GmbH & Co. KG;

8.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland GmbH as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)

relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vermögen GmbH & Co. KG;

9.                                       Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland GmbH as Pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG;

10.                                 Agreement on the Secondary Pledge of Compensation Claims dated 27 July 2004 between Kabel Deutschland GmbH as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG; and

11.                                 Agreement on the Secondary Pledge of Compensation Claims dated 1 July 2004 between Kabel Deutschland GmbH as pledgor, Deutsche Bank AG as security trustee, Law Debenture Trust  Company of New York as high yield notes trustee and the Finance Parties (as defined therein)  relating to all compensation claims resulting from the termination of the pledgor’s partnership interest in Kabel Deutschland Vertrieb und Service GmbH & Co. KG.

SIGNATORIES

Releasing Parties

DEUTSCHE BANK AG LONDON
in its own name and on behalf of the other Finance Parties

By:

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By: Deutsche Bank AG London as security agent

represented by:

Released Parties

KABEL DEUTSCHLAND GMBH

By:

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

By:

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

By:

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

By: